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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the inclusion of our report dated January 31, 2001 in this Form 8-K which is incorporated by reference in the Registration Statements File Nos. 333-74145 and 333-39832.



                                                   /s/ ARTHUR ANDERSEN LLP


Washington, DC
February 19, 2001